Exhibit 99.1
Bank of America
2008 Credit Conference
James J. O'Brien
Chairman and Chief Executive Officer
November 21, 2008

Forward-Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include those made with respect to Ashland’s operating performance and Ashland’s acquisition of Hercules Inc. These expectations are based upon a number of assumptions, including those mentioned within this presentation. Performance estimates are also based upon internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, weather, operating efficiencies and economic conditions, such as prices, supply and demand, cost of raw materials, and legal proceedings and claims (including environmental and asbestos matters). These risks and uncertainties may cause actual operating results to differ materially from those stated, projected or implied. Such risks and uncertainties with respect to Ashland’s acquisition of Hercules include the possibility that the benefits anticipated from the Hercules transaction will not be fully realized; the substantial indebtedness Ashland has incurred to finance the acquisition may impair Ashland’s financial condition; the restrictive covenants under the debt instruments may hinder the successful operation of Ashland’s business; future cash flow may be insufficient to repay the debt; and other risks that are described in filings made by Ashland with the Securities and Exchange Commission (SEC). Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. This forward-looking information may prove to be inaccurate and actual results may differ significantly from those anticipated if one or more of the underlying assumptions or expectations proves to be inaccurate or is unrealized or if other unexpected conditions or events occur. Other factors, uncertainties and risks affecting Ashland are contained in Ashland's periodic filings made with the SEC, including its Form 10-K for the fiscal year ended September 30, 2007, and Forms 10-Q for the quarters ended Dec. 31, 2007, and March 31 and June 30, 2008, which are available on Ashland’s Investor Relations website at www.ashland.com/investors or the SEC’s website at www.sec.gov. Ashland undertakes no obligation to subsequently update or revise the forward- looking statements made in this presentation to reflect events or circumstances after the date of this presentation.

Agenda
• Hercules acquisition
• Financial structure
• Ashland today
• Summary
• Questions

Hercules Acquisition
Investment Highlights
• Diversified business portfolio serving wide range
 of end markets
• Creates focus and scale in specialty paper
 chemicals
• Leading market positions across platform
• Broad geographical diversity
 - Approximately $3.7 billion of pro forma revenues
 generated outside North America
 - Increased focus on high growth markets

Hercules Acquisition
Key Terms
• Hercules shareholders receive consideration of:
 - $18.60 per Hercules share in cash
 - 0.093 of a share of Ashland stock
• Purchase price of $2.6 billion for shares
 of Hercules stock that were outstanding
 at the closing date
• Net assumed debt of $0.8 billion

Hercules Acquisition
Financing
• $2.6 billion new financing
 - Jointly led by Bank of America and Scotia Capital
 - $2.3 billion drawn at closing
 • Term Loan A, Term Loan B and bridge loan
 • $400 million revolver ($100 million drawn)
• 10.5 million new common shares issued at closing
• $750 million cash
• $54 million book loss from cross-currency swaps
• Debt/Consolidated EBITDA ratio1 at close: 3.2x
 • Ashland 2- to 4-year target: 2.0x
• Fixed charge coverage ratio: 2.3
• Goal of attaining investment-grade credit rating
 in two to four years
 - Current corporate credit ratings of BB- / Ba2 from S&P and Moody's
 - New senior secured debt BB+ / Ba1
1 As adjusted for bank covenants. Debt/EBITDA ratio of 3.5X based on trailing 12 mos. pro forma earnings.

Tranche	Amount		Interest
Revolver ($100MM drawn)	$	400	
A/R Securitization	$	200	CP+90
Term Loan A		400	L+350
Term Loan B		850	L+400
Bridge[1]		750	9%
6.5% Jr. Sub		185 [2, 3]	6.50%
6.6% Jr Sub		15 [3]	6.60%
Other Debt		140 [3]	various
Total[4]	$	2,640	~9.5%

ASHLAND.

Financing at Close
1 Convertible to rollover loan/exchange notes or exchangeable to bonds with not longer than 6-year no-call 4-year provisions. 2 $282MM par. 3 Estimated fair value. 4 Revolver draw = $100MM.
(in millions)
• Forecasted Year 1 annual book interest expense
 of approximately $250 million

Financial Covenants
• Consolidated leverage ratio (Consolidated Debt/EBITDA)
 - Funding date through Sept. 2009: 3.75x
 - Dec. 2009 through Sept. 2010: 3.5x
 - Dec. 2010 through Sept. 2011: 3.0x
 - Dec. 2011 through Sept. 2012: 2.75x
 - Dec. 2012 and after: 2.5x
• Consolidated fixed charge coverage ratio
 - Funding date through Sept. 2010: 1.25x
 - Dec. 2010 and after: 1.50x
• Minimum consolidated net worth
 - > 85 percent of consolidated net worth as of Dec. 2008
 + 50 percent of consolidated net income after Dec. 2008
 + 100 percent of proceeds of equity interests after Dec. 2008

Hercules Acquisition

Synergies and Integration Costs

• $120 million estimate
 (cost savings only)
 - Run-rate by the end
 of FY 2010
 - $80 million run-rate
 by end of FY 2009
Sales & Marketing
Manufacturing
Purchasing
Sales & Marketing
Manufacturing
Purchasing
G&A
G&A
• Estimated one-time
 integration costs
 still being finalized
• Key areas for synergy
 - Corporate function
 restructuring
 - Global supply chain
 - Paper/Water integration

Ashland Today
• Pro forma sales and operating revenue* = $10.7 billion
• Pro forma EBITDA* = $717 million
• Among top five specialty chemicals companies
 in North America and top 10 worldwide
Ashland
Performance
Materials
Ashland
Hercules
Water
Technologies
Ashland
Distribution
Ashland
Consumer
Markets
Ashland
Aqualon
Functional
Ingredients
* For the 12 months ended Sept. 30, 2008. Revenue includes intersegment, Hercules Paper Technologies &
 Ventures and Aqualon sales. See Appendix A for reconciliation of pro forma EBITDA.

Ashland Hercules
Water Technologies
Ashland
Performance Materials
15%
Ashland
Aqualon Functional
Ingredients
10%

By geography

Asia Pacific 7%

ASHLAND

Fiscal 2008 Pro Forma*
Sales and Operating Revenue
Ashland
Distribution
40%
Ashland
Distribution
40%
Ashland
Consumer
Markets
16%
By commercial unit
19%
19%
* For the 12 months ended Sept. 30, 2008, including intersegment, Hercules Paper Technologies &
 Ventures and Aqualon sales.
North
America
65%
North
America
65%
Latin America/
Other - 4%
Europe
Europe
24%
24%
• 35 percent of total revenue comes
 from outside North America

Corporate Profile
* For the 12 months ended Sept. 30, 2008.
Ashland
Ashland
Distribution
Distribution
10%
10%
Ashland
Ashland
Performance Materials
Performance Materials
 13%
 13%
Ashland Consumer
Markets
16%
Ashland Hercules
Water Technologies
Ashland Hercules
Water Technologies
25%
25%
Ashland
Ashland
Aqualon Functional
Aqualon Functional
Ingredients
Ingredients
36%
36%
• 74 percent of EBITDA comes from specialty chemicals
• 33 percent of EBITDA comes from renewable materials
Pro Forma EBITDA*
by commercial unit
NYSE Ticker Symbol:
ASH
Employees:
~16,000
 % outside N.A.:
35%
Number of countries
in which Ashland
has sales:
More than
100
Active patents in U.S.:
596
Active patents worldwide:
2,042

Focus on Cash Flow
• Reduced dividend reflects levels
 of specialty chemical peers
• Capital expenditures expected to be
 approximately $200 million
• Accelerate realization of $120 million
 of synergies
• Focus on expense control and
 discretionary spending
• Other sources

Investment in Ashland
• Focus on cash generation producing results
• Realizing cost structure efficiencies
• Completion of Hercules acquisition creates
 a major, global specialty chemicals company
 - 74 percent of pro forma EBITDA derived
 from specialty chemicals core, with roughly one-third
 from bio-based chemistries
 - $10.7 billion in pro forma sales and operating revenue,
 with 35 percent from outside North America
 - Drives stronger, higher margin, less cyclical earnings

Appendix A
Fiscal 2008 Preliminary Results

Fiscal 2008
Preliminary Financial Results
(in millions, except change)
Twelve months ended Sept. 30,
2008
2007
Fav./(Unfav.)
Sales and operating revenue
$
8,381)
$
7,785)
8%
 Cost of sales
7,056)
6,447)
(9)%
Gross profit
1,325)
1,338)
(1)%
 Gross profit percentage
15.8%
17.2%
(140) bp
Selling, general & administrative expenses
1,166)
1,171)
-)%
 SG&A percentage
13.9%
15.0%
110) bp
Equity and other income
54)
49)
10%
Operating income
213)
216)
(1)%
 Operating income percentage
2.5%
2.8%
(30) bp
Earnings before interest, taxes, depreciation
 and amortization (EBITDA)
$
358)
$
349)
3)%
EBITDA as a percent of sales
4.3%
4.5%
(20) bp

Fiscal 2008
Preliminary Diluted Earnings Per Share
(in millions)	Twelve months ended Sept. 30,
	2008	2007
Operating income	$ 213)	$ 216)
Gain (loss) on MAP Transaction	20)	(3)
Net interest and other financing income	28)	46)
Income from continuing operations before income taxes	261)	259)
Income tax expense	86)	58)
Income from continuing operations	175)	201)
Income (loss) from discontinued operations, net of income taxes	(8)	29)
Net income	167)	230)
Diluted EPS from continuing operations	2.76)	3.15)
Diluted EPS on net income	2.63)	3.60)
Full-year effective tax rate	32.9%	22.3%

Regulation G: Reconciliation of Operating
Income to EBITDA
The information provided in this presentation regarding earnings before interest, taxes, depreciation, and amortization (EBITDA) does not conform to generally accepted accounting principles (GAAP) and should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the operating performance of the Company and its operating segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported GAAP results in the financials that follow in this Appendix.

2008	Performance Materials	Distribution	Valvoline	Water Technologies	Corporate	Total
Operating income	**$ 52**	**$ 51**	**$ 83**	**$ 10**	**$ 17**	**$ 213**
Depreciation and amortization	42	24	32	26	21	145
EBITDA	94	75	115	36	38	358
2007						
Operating income	**$ 89**	**$ 41**	**$ 86**	**$ 16**	**$ (16)**	**$ 216**
Depreciation and amortization	36	22	31	27	17	133
EBITDA	125	63	117	43	1	349

ASHLAND

Ashland Inc. Fiscal Year Ended Sept. 30
Regulation G: Reconciliation
of Operating Income to EBITDA
(in millions)

(in millions)

	Aqualon	Paper Technologies & Ventures	Corporate	Total
Operating income	**$ 209**	**$ 107**	**$ (60)**	**$ 256**
Depreciation and amortization	52	43	8	103
EBITDA	261	150	(52)	359

ASHLAND

Hercules Inc. 12 Months Ended Sept. 30, 2008
Regulation G: Reconciliation of Operating
Income to EBITDA

Appendix B
Commercial Unit Profiles

Ashland Hercules Water Technologies
A major global supplier of process and functional chemicals
North
America
43%
Latin America/
Other - 6%
E&PS
18%
E&PS
18%
Pulp/ Paper
57%
Business Overview
Customers/ Markets	• Pulp and paper processing • Industrial and institutional • Mining • Municipal wastewater treatment • Merchant marine
Products/ Services
• Process chemicals for microbial
 and contaminant control, pulping
 aids and retention aids
• Functional chemicals for sizing
 and wet strength
• Utility water treatments
• Process water treatments
• Technical products and
 shipboard services for the
 merchant marine and cruise ship
 industry

Revenue
by Geography
Revenue
by Market
Marine - 7%
Asia
Pacific
12%
Europe
39%
For the Fiscal Year Ended Sept.30, 2008
Pro Forma Revenue: $2.1 billion
Pro Forma EBITDA: $186 million
Pro Forma EBITDA Margin: 8.9%
Industrial
18%
Industrial
18%

Converting-
11%

Business Overview	
Customers	• Auto manufacturers; foundries; pipe and tank fabricators; bathware, countertop and window lineal manufacturers; pipe relining contractors; boat builders; wide and narrow web printers
Products/ Services	• Composite Polymers - Unsaturated polyester resins - Vinyl ester resins - Gelcoats • Casting Solutions - Foundry binder resins - Chemicals - Sleeves and filters - Design services • Specialty Polymers & Adhesives - Pressure-sensitive adhesives - Structural adhesives - Specialty resins
Markets	• Transportation, construction, marine, packaging and converting

ASHLAND

Pkg. &
Ashland Performance Materials
A global leader in specialty chemicals
North
America
North
America
45%
45%
Europe
36%
Latin
America/
Other -
9%
Trans-
portation
Trans-
portation
24%
24%
Ind.
Constr.
27%
Revenue
by Geography
Revenue
by Market
For the Fiscal Year Ended Sept. 30, 2008
Revenue: $1.6 billion
EBITDA: $94 million
EBITDA Margin: 5.8%
Res.
Constr.
14%
Infra-
structure
15%
Marine - 9%
Asia
Pacific - 10%

Ashland Aqualon Functional Ingredients
A global leader in managing rheology of water-based systems
Business Overview
Customers	• Diversified, global customer base
Products	• Broad product line based on renewable resources - Water soluble polymers (cellulose derivatives and guar) - Pinova products (wood rosin derivatives)
Markets	• Water-based paints • Paper coatings • Construction • Oilfield (chemicals and drilling muds) • Regulated markets - Personal care - Food - Pharmaceuticals
North
America
North
America
37%
37%
Asia
Pacific
Asia
Pacific
16%
16%
Europe
41%
Other - 6%
Coatings &
Construction
49%
Coatings &
Construction
49%
Energy &
Spec. Solutions
26%
Regulated
Industries
25%
Regulated
Industries
25%
Revenue
by Geography
Revenue
by Product
For the 12 Months Ended Sept. 30, 2008
Revenue: $1.1 billion
EBITDA: $261 million
EBITDA Margin: 23.7%

Ashland Consumer Markets: A leading worldwide
marketer of premium-branded automotive lubricants and chemicals
Lubricants
80%
Filters - 3%
Valvoline
Int'l - 23%
Valvoline
Int'l - 23%
Do-It-
Yourself
35%
Business Overview
Customers	• Retail auto parts stores and mass merchandisers who sell to consumers; installers, such as car dealers and quick lubes; distributors
Products/ Services
• Valvoline® lubricants and
 automotive chemicals
• MaxLife® lubricants
 for high-mileage vehicles
• SynPower® synthetic motor oil
• Eagle One® and Car Brite®
 appearance products
• Zerex® antifreeze
• Valvoline Instant Oil Change®
 service

Market Channels	• Do-It-Yourself (DIY) • Do-It-For-Me (DIFM) • Valvoline International
Revenue
by Product Line
Revenue
by Market Channel
Do-It-
For-Me
37%
DIFM:
Installer channel
23%
Specialty/
Other - 5%
DIFM:
Valvoline Instant
Oil Change - 14%
Chemicals - 6%
Appearance
products - 3%
Antifreeze - 8%
For the Fiscal Year Ended Sept. 30, 2008
Revenue: $1.7 billion
EBITDA: $115 million
EBITDA Margin: 6.9%

Business Overview	
Customers	• Diversified customer base
Products/ Services	• More than 7,000 packaged and bulk chemicals, solvents, plastics and additives • Comprehensive, hazardous and nonhazardous waste-management solutions in North America
Markets	• Construction • Transportation • Chemical manufacturing • Paint and coatings • Retail consumer • Personal care • Medical • Marine

ASHLAND

Ashland Distribution
A leading North American chemicals and plastics distributor
Chemicals
Chemicals
47%
47%
Plastics
41%
Environmental
Service/Other -
2%
Construction
Construction
24%
24%
Other
15%
Revenue
by Product
Line
Revenue
by Market
Trans-
portation
15%
Paint & Coatings - 10%
Medical - 6%
Marine - 4%
Com-
posites
10%
Chemical Mfg.
- 11%
Retail
Consumer - 8%
Personal
Care - 7%
For the Fiscal Year Ended Sept. 30, 2008
Revenue: $4.4 billion
EBITDA: $75 million
EBITDA Margin: 1.7%